                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



                                October 31, 1996
                                ----------------
                                (Date of Report)



                          AMERICAN CLASSIC VOYAGES CO.

             (Exact name of Registrant as specified in its charter)



                                    Delaware
                         ----------------------------
                         (State or other jurisdiction)



       0-9264                                            31-0303330
------------------------                    -----------------------------------
(Commission file number)                    (IRS employer identification number)


Two North Riverside Plaza, Chicago, IL                               60606
--------------------------------------                            -------------
(Address of principal executive offices)                           (Zip code)


                               (312) 258-1890
             --------------------------------------------------
             (Registrant's telephone number, include area code)


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


ITEM 2--ACQUISITION OR DISPOSITION OF ASSETS

On October 16, 1996, American Classic Voyages Co. (the "Company") sold its subsidiary which owns the Maison Dupuy Hotel ("Hotel") in New Orleans to the Thayer Lodging Group ("Thayer") for $22.0 million in cash. In addition, the Company entered into a Profit Participation Agreement with Thayer which will provide for future payments of up to $2.0 million based on the future performance of the Hotel within the next seven years. The Company will also receive preferred rates at the Hotel for its passengers and employees who require lodging in New Orleans for the next two years. In return, the Company has agreed to provide Thayer a minimum of $0.6 million of this business in each of these years.

Upon the sale of the Hotel, the Company was required to pay down its outstanding borrowings, which were $9.5 million under its credit agreement with a group of financial institutions with The Chase Manhattan Bank (formerly Chemical Bank), as agent (the "Credit Agreement"). The borrowing availability under the Credit Agreement was reduced from $25.0 million to $15.0 million and the Company will be required every calendar year to maintain a 30-day period when the outstanding borrowings cannot exceed $7.5 million. The balance of the Hotel sale proceeds will be used for general corporate purposes.

ITEM 7--FINANCIAL STATEMENTS AND EXHIBITS

        A. Financial Statements.
           --------------------
           Not Applicable.

        B. Pro Forma Financial Information.
           -------------------------------

           - Pro Forma Condensed Consolidated Balance Sheet as of June 30,
           1996

           - Pro Forma Condensed Consolidated Income Statement for the year ended December 31, 1995

           - Pro Forma Condensed Consolidated Income Statement for the six months ended June 30, 1996

           - Notes to the Pro Forma Condensed Consolidated Financial
           Statements


        C. Exhibits.
           ---------

           2.(d)(1) Profit Participation Agreement made as of October 16, 1996 by and between THI FQ L.P. and Great AQ Steamboat Co.

           2.(d)(2) Preferred Provider Agreement executed as of October 16, 1996 by The Delta Queen Steamboat Co. and THI FQ L.P.



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                          AMERICAN CLASSIC VOYAGES CO.

             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)



The following unaudited Pro Forma Condensed Consolidated Financial Statements of American Classic Voyages Co. (the "Company") give effect to the sale (the "Disposition") of the Maison Dupuy Hotel ("Hotel"). The unaudited Pro Forma Condensed Consolidated Financial Statements reflect the Company's Disposition. The unaudited Pro Forma Condensed Consolidated Statements of Income have been prepared as if the Disposition had been consummated as of the beginning of the respective periods presented. The unaudited Pro Forma Condensed Consolidated Balance Sheet has been prepared as if the Disposition had been consummated at June 30, 1996. Such unaudited Pro Forma Condensed Consolidated Financial Statements are not necessarily indicative of the results of historical operations had the Disposition been consummated at such dates. The unaudited Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the accompanying Notes to Pro Forma Condensed Consolidated Financial Statements.

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
                          AMERICAN CLASSIC VOYAGES CO.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                              AS OF JUNE 30, 1996
               (Amounts in thousands except shares and par value)
                                  (Unaudited)



                                                        Pro Forma
                                           Historical  Adjustments  Pro Forma
                                           ----------  -----------  ---------
ASSETS
Cash and cash equivalents................    $  7,108  $ 8,730 (1)   $ 15,838
Restricted short-term investments........       3,003      --           3,003
Accounts receivable......................       1,562      (13)(2)      1,549
Prepaid expenses and other current assets       7,700     (128)(2)      7,572
                                             --------  -----------   --------
        Total current assets.............      19,373    8,589         27,962

Property and equipment, net..............     181,831   (9,913)(3)    171,918
Other assets.............................       6,462      --           6,462
                                             --------    ---------  ---------
        Total assets.....................    $207,666  $(1,324)      $206,342
                                             ========  ===========   ========

LIABILITIES
Accounts payable.........................    $ 10,501  $   --        $ 10,501
Other accrued expenses...................      23,240      827 (4)     24,067
Current portion of long-term debt........       4,100      --           4,100
Unearned passenger revenues..............      40,310      --          40,310
                                             --------  -----------   --------
        Total current liabilities........      78,151      827         78,978


Long-term debt, less current maturities..     100,948  (13,000)(5)     87,948
                                             --------  -----------   --------
        Total liabilities................     179,099  (12,173)       166,926


STOCKHOLDERS' EQUITY
Preferred stock, $.01 par value
 (5,000,000 shares authorized, none
 issued and outstanding)..................        --       --             --
Common stock, $.01 par value (20,000,000
 shares authorized; 13,776,122 issued and
 outstanding)............................         138      --             138
Additional paid-in capital...............      74,092      --          74,092
Accumulated deficit......................     (45,663)  10,849 (6)    (34,814)
                                             --------  -----------   --------
        Total stockholders' equity.......      28,567   10,849         39,416
                                             --------  -----------   --------
                                             $207,666  $(1,324)      $206,342
                                             ========  ===========   ========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.


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
                          AMERICAN CLASSIC VOYAGES CO.

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                          YEAR ENDED DECEMBER 31, 1995
                    (In thousands, except per share amounts)
                                  (Unaudited)




         >
                                                              Maison
                                                              Dupuy        Pro Forma
                                              Historical  Disposition(a)  Adjustments  Pro Forma
                                              ----------  --------------  -----------  ----------
Revenues....................................   $ 189,821      $  (7,507)   $  435 (b)  $ 182,749

Cost of operations (exclusive of
 depreciation and amortization shown below)..    137,926         (2,436)      435 (c)    135,925
                                               ----------     ----------   ----------  ----------

Gross profit................................      51,895         (5,071)       --         46,824

Selling, general and administrative expenses      48,613         (2,132)       28 (d)     46,509
Depreciation and amortization expense.......      11,917           (396)      (15)(e)     11,506
Non-recurring charges.......................       5,900            --         --          5,900
                                               ----------     ----------   ----------  ----------

Operating loss..............................     (14,535)        (2,543)      (13)       (17,091)

Interest income.............................       1,706            --         --         1,706
Interest expense............................       5,708            --      (645)(f)      5,063
Other income................................         --             --    11,359 (g)     11,359
                                               ----------     ----------   ----------  ----------
(Loss) income before income taxes and
 minority interest..........................     (18,537)        (2,543)   11,991         (9,089)

Income tax benefit (expense)................       6,308            865    (4,077)(h)      3,096
Minority interest in loss...................      (2,558)           --         --         (2,558)
                                               ----------     ----------   ----------  ----------
Net (loss) income...........................   $  (9,671)     $  (1,678)   $7,914      $  (3,435)
                                               ==========     ==========   ==========  ==========

Per Share Information:
Average common shares outstanding...........      13,763                                  13,763
                                               ==========                              ==========
Loss per share..............................   $   (0.70)                              $   (0.25)
                                               ==========                              ==========


The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.

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
                          AMERICAN CLASSIC VOYAGES CO.

               PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT
                         SIX MONTHS ENDED JUNE 30, 1996
                    (In thousands, except per share amounts)
                                  (Unaudited)






                                                              Maison
                                                              Dupuy        Pro Forma
                                              Historical  Disposition(i)  Adjustments  Pro Forma
                                              ----------  --------------  -----------  ----------
Revenues....................................   $  91,250    $    (3,842)  $   354 (j)  $  87,762

Cost of operations (exclusive of
  depreciation and amortization shown below)      59,973         (1,206)      354 (k)     59,121
                                               ----------   ------------  -----------  ----------
Gross profit................................      31,277         (2,636)       --         28,641

Selling, general and administrative expenses      24,962         (1,028)       14 (l)     23,948
Depreciation and amortization expense.......       7,386           (221)       --          7,165
Impairment write-down.......................      38,390            --         --         38,390
                                               ----------   ------------  -----------  ----------

Operating loss..............................     (39,461)        (1,387)      (14)       (40,862)

Interest income.............................         451            --         --            451
Interest expense............................       4,329            --       (630)(m)      3,699
Other income................................         --             --     11,499 (n)     11,499
                                               ----------   ------------  -----------  ----------

(Loss) income before income taxes...........     (43,339)        (1,387)   12,115        (32,611)

Income tax benefit (expense)................         449             97      (848)(o)       (302)
                                               ----------   ------------  -----------  ----------

Net (loss) income...........................   $ (42,890)   $    (1,290)  $11,267       $(32,913)
                                               ==========   ============  ===========  ==========

Per Share Information:
Average common shares outstanding...........      13,771                                  13,771
                                               ==========                              ==========

Loss per share..............................   $   (3.11)                              $   (2.39)
                                               ==========                              ==========

The accompanying notes are an integral part of these pro forma condensed consolidated financial statements.


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


                          AMERICAN CLASSIC VOYAGES CO.

         NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                  (UNAUDITED)


The following pro forma adjustments have been applied to the historical condensed consolidated balance sheet of the Company to give effect to the Disposition as if it had occurred on June 30, 1996.

   (1) Represents: (i) Disposition proceeds of $22.0 million, net of $0.3 million of commissions and estimated closing expenses; (ii) the paydown by the Company of $13.0 million of amounts outstanding under the Company's revolving credit facility; and (iii) apportionment adjustments received/paid by the Company from/to the purchaser for certain prepaid, inventory, receivables and accrual items of the Hotel.

   (2) Reflects the elimination of certain prepaid items and receivables of the Hotel for which the Company received consideration from the purchaser.

   (3) Reflects the elimination of the net book value of the Hotel property upon the Disposition.

   (4) Reflects the estimated tax liability created upon the Disposition and adjustment of certain accrual items.

   (5) Represents use of a portion of the proceeds to pay down amounts outstanding under the Company's revolving credit facility.

   (6) Reflects the after-tax gain of $10.9 million recognized upon the Disposition on the pro forma consolidated balance sheet net of additional expenses of $0.1 million recognized pertaining to the apportionment adjustments.


The following pro forma adjustments have been applied to the Company's historical condensed consolidated statement of income for the year ended December 31, 1995 to give effect to the Disposition as if it had occurred on January 1, 1995. Accordingly, the Hotel's results have been excluded for the twelve months ended December 31, 1995.

   (a) Reflects the Hotel's operating results for the twelve months ended December 31, 1995.

   (b) Reflects intercompany revenues between the Company and the Hotel previously eliminated in consolidation.

   (c) Reflects intercompany expenses between the Company and the Hotel previously eliminated in consolidation.

   (d) Reflects additional expenses recognized pertaining to the apportionment adjustments.

   (e) Reflects a reduction in depreciation expense due to a lower capitalized interest balance as proceeds received from the Disposition were used to repay amounts outstanding on the Company's long-term credit facility, and therefore, less interest expense was incurred and subject to capitalization.

   (f) Reflects the reduction in interest expense due to reduced borrowings under the Company's credit facility as a result of the proceeds received from the Disposition.

   (g)  Represents the pre-tax gain recognized on the Disposition.

   (h)  Reflects the income tax effect of the pro forma adjustments.

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



The following pro forma adjustments have been applied to the Company's historical condensed consolidated statement of income for the six months ended June 30, 1996 to give effect to the Disposition as if it had occurred on January 1, 1996. Accordingly, the Hotel's results have been excluded for the six months ended June 30, 1996.

   (i) Reflects the Hotel's operating results for the six months ended June 30, 1996.

   (j) Reflects intercompany revenues between the Company and the Hotel previously eliminated in consolidation.

   (k) Reflects intercompany expenses between the Company and the Hotel previously eliminated in consolidation.

   (l) Reflects the elimination of one-time expenses recognized in the Company's historical results related to the Disposition and the addition of expenses pertaining to the apportionment adjustments.

   (m) Reflects the reduction in interest expense due to repayments on the Company's revolving credit facility as a result of the proceeds received from the Disposition.

   (n)  Represents the pre-tax gain recognized on the Disposition.

   (o)  Reflects the income tax effect of the pro forma adjustments.


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





                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                             AMERICAN CLASSIC VOYAGES CO.




                             By:  /s/ Kathryn F. Gray
                                 ------------------------
                                 Kathryn F. Gray
                                 Controller and Treasurer











Dated:  October 31, 1996



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